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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 25, 2001, relating to the financial statements and financial statement schedule, which appears in Virata Corporation's Annual Report on Form 10-K for the fiscal year ended April 1, 2001.

/s/ Pricewaterhouse Coopers LLP
PricewaterhouseCoopers LLP

San Jose, California
October 10, 2001